UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012

Chicago Bridge & Iron Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31-70-3732010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2012, Chicago Bridge & Iron Company N.V. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders adopted an amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan (the “Incentive Plan”), sponsored by Chicago Bridge & Iron Company, a subsidiary of the Company. The amendment to the Incentive Plan (i) increases the number of shares of the Company’s common stock available for awards granted under the Incentive Plan by 3,000,000 shares, and (ii) adds a provision to the Incentive Plan that prohibits repricing of options granted pursuant to such plan. The foregoing summary description of the amendment to the Incentive Plan is qualified in its entirety by reference to the actual terms of the amendment to the Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon and adopted at the Annual Meeting:

1. Election of James R. Bolch as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2014 and until his successor has been duly appointed.

First Nominee James R. Bolch	Second Nominee Luciano Reyes	Abstain	Broker Non-Votes
75,426,007	144,819	176,729	12,498,985

2. Election of Philip K. Asherman as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2015 and until his successor has been duly appointed.

First Nominee Philip K. Asherman	Second Nominee Luke V. Scorsone	Abstain	Broker Non-Votes
75,346,409	74,538	326,608	12,498,985

3. Election of L. Richard Flury as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2015 and until his successor has been duly appointed.

First Nominee L. Richard Flury	Second Nominee David L. King	Abstain	Broker Non-Votes
75,450,538	121,495	175,522	12,498,985

4. Election of W. Craig Kissel as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2015 and until his successor has been duly appointed.

First Nominee W. Craig Kissel	Second Nominee Westley S. Stockton	Abstain	Broker Non-Votes
73,313,606	125,561	2,308,388	12,498,985

The following other members of the Supervisory Board have terms of office continuing after the Annual Meeting: J. Charles Jennett, Gary L. Neale, Larry D. McVay, Marsha C. Williams and Michael L. Underwood.

5. Approval, by non-binding vote, of the compensation of the Company’s named executive officers

For	70,403,334
Against	5,039,864
Abstain	304,357
Broker Non-Votes	12,498,985

6. Recommendation, by non-binding vote, of the frequency of the advisory vote on the compensation of the Company’s named executive officers.

1 Year	65,957,798
2 Years	3,212,151
3 Years	6,423,577
Abstain	154,029
Broker Non-Votes	12,498,985

In light of, and consistent with, the voting results at the Annual Meeting, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually until the next shareholder vote on the frequency of say-on-pay votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Supervisory Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.

7. Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2011.

For	87,319,798
Against	77,332
Abstain	849,410
Broker Non-Votes	0

8. Approval of the final dividend for the year ended December 31, 2011 in an amount of $0.20 per share, which has previously been paid out to shareholders in the form of interim dividends.

For	87,674,780
Against	146,277
Abstain	425,483
Broker Non-Votes	0

9. Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2011.

For	84,027,785
Against	1,517,131
Abstain	2,701,624
Broker Non-Votes	0

10. Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the year ended December 31, 2011.

For	83,994,679
Against	1,559,436
Abstain	2,692,425
Broker Non-Votes	0

11. Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit its accounts for the year ending December 31, 2012.

For	88,065,435
Against	72,453
Abstain	108,652
Broker Non-Votes	0

12. Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of its issued share capital until November 2, 2013 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

For	87,193,786
Against	159,462
Abstain	893,292
Broker Non-Votes	0

13. Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire its shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until May 2, 2017.

For	54,385,777
Against	21,271,911
Abstain	89,867
Broker Non-Votes	12,498,985

14. Approval of the amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan.

For	61,262,589
Against	14,190,532
Abstain	294,434
Broker Non-Votes	12,498,985

15.	Approval of the compensation of the members of the Company’s Supervisory Board.

For	43,170,679
Against	32,418,347
Abstain	158,529
Broker Non-Votes	12,498,985

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

10.1             2012 Amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: May 4, 2012	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	2012 Amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan (incorporated by reference from Annex A to the definitive proxy statement pertaining to the 2012 Annual General Meeting of Chicago Bridge & Iron Company N.V., filed with the Securities Exchange Commission on March 22, 2012).